UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

VIVOSIM LABS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11555 Sorrento Valley Road, Suite 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.001 par value	VIVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2026, VivoSim Labs, Inc., a Delaware corporation (the “Company”), received a written notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company’s Annual Report on Form 10-K for the period ended March 31, 2026, reported stockholders’ equity of $(1,099,000), and as of July 20, 2026, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations, the Company no longer met the requirement to maintain a minimum of $2,500,000 in stockholders’ equity, as set forth in Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”).

The Company has 45 calendar days from July 20, 2026, or until September 3, 2026, to submit to Nasdaq a plan to regain compliance with Rule 5550(b)(1). If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from July 20, 2026, or until January 16, 2027, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

Although the Company intends to submit to Nasdaq, within the requisite time period, a plan to regain compliance with Rule 5550(b)(1), as of the date of this filing, the Company’s stockholders’ equity is in excess of $2.5 million, as a result of certain transactions described below in Item 8.01. There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to maintain compliance with Rule 5550(b)(1) or maintain compliance with any other Nasdaq requirement in the future.

The Notice has no immediate effect on the listing or trading of the Company’s common stock and the Company’s common stock continues to be listed on the Nasdaq Capital Market under the symbol “VIVS.”

Item 8.01 Other Information.

As previously disclosed its Annual Report on Form 10-K for the year ended March 31, 2026, filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 14, 2026 (the “Form 10-K”), in July 2026, the Company received a milestone payment of $5.0 million from Eli Lilly and Company upon the achievement of a certain development milestone related to the sale of its FXR Asset in March 2025.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on July 17, 2026, the Company entered into a Securities Purchase Agreement, dated July 16, 2026 (the “Purchase Agreement”), with an accredited institutional investor (the “Purchaser”), pursuant to which, among other things, the Company issued and sold to the Purchaser, in a private placement transaction that closed on July 17, 2026, (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 4,705,883 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) accompanying warrants to purchase up to an aggregate of 4,705,883 shares of Common Stock (the “Common Warrants”), at the combined purchase price of $0.85 per share of Common Stock subject to the Pre-Funded Warrants and accompanying Common Warrant, for gross proceeds to the Company of approximately $4.0 million, before deducting placement agent fees and other offering expenses.

In the Form 10-K, the Company reported a common stock warrant liability of approximately $5.7 million associated with certain common stock warrants that the Company issued in connection with a public offering that closed on April 1, 2026 (the “2026 Common Warrants”). Between July 15, 2026 and July 17, 2026, approximately 3,370,827 of the 3,947,369 Common Warrants were exercised for an aggregate of 6,820,000 shares of Common Stock, resulting in an increase to stockholders’ equity of approximately $5.1 million.

As a result of the transactions described above in this Item 8.01, as of the date of this filing, the Company’s stockholders’ equity is in excess of $2.5 million. As of the date of this filing, the Company has 12,057,789 shares of Common Stock outstanding.

Forward-Looking Statements

Except for the factual statements made herein, information contained in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will meet the minimum value of stockholders’ equity requirement during any compliance period or otherwise in the future, that the Company will otherwise meet Nasdaq compliance standards that Nasdaq will accept any plan of compliance provided by the Company to Nasdaq, that Nasdaq will otherwise grant the Company any relief from delisting as necessary or that the Company will be able to agree to or ultimately meet any applicable Nasdaq requirements for any such relief. Reference is also made to other factors detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Current Report on Form 8-K, unless required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*         *         *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VivoSim Labs, Inc.

Date: July 24, 2026	By:	/s/ Norman Staskey
Name: Norman Staskey
Title: Chief Financial Officer

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